Filed under Rule 497(e) and Rule 497(k)
Registration No. 002-83631

VALIC Company I
International Socially Responsible Fund
(the “Fund”)
Supplement dated January 27, 2025 to the Fund’s Summary Prospectus and Prospectus,
each dated October 1, 2024, as supplemented to date
At a meeting held on January 22 - 23, 2025 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I approved an Investment Sub‑Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”), the Fund’s investment adviser, and BlackRock Investment Management, LLC (“BlackRock”) with respect to the Fund (the “Subadvisory Agreement”). BlackRock will replace SunAmerica Asset Management, LLC (“SunAmerica”) as subadviser to the Fund. The Board also approved certain changes to the Fund’s principal investment strategies and techniques. These changes are expected to become effective on or about April 28, 2025 (the “Effective Date”).
In addition, VALIC has contractually agreed to waive its advisory fee from the Effective Date until September 30, 2026, so that the advisory fee payable by the Fund to VALIC is equal to 0.410% on the first $500 million of the Fund’s average daily net assets, 0.385% on the next $500 million of the Fund’s average daily net assets, and 0.360% on average daily net assets over $1 billion. This agreement may be modified or discontinued prior to such time only with the approval of the Board, including a majority of the directors who are not “interested persons” of VALIC as defined in the Investment Company Act of 1940, as amended.
The Board has the authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about BlackRock and its Subadvisory Agreement.
On the Effective Date, the following changes to the Summary Prospectus and Prospectus will become effective:
The second and third paragraphs of the disclosure in the section of the Summary Prospectus entitled “Fund Summary: International Socially Responsible Fund – Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:
The principal investment technique of the Fund is to approximate the capitalization weighted total rate of return of the MSCI EAFE Index (net) (the “MSCI EAFE Index”), however, the Fund shall exclude securities screened out to meet the social criteria established for the Fund.
The portfolio managers select securities from the MSCI EAFE Index that meet the Fund’s social criteria, and by employing a statistical technique known as “optimization.” Through this selection process, the portfolio managers seek to select a portfolio of securities that will approximate the capitalization weighted total rate of return of the MSCI EAFE Index while maintaining similar risk characteristics to the MSCI EAFE Index. The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. Because the Fund limits its selection to securities that meet its social criteria, not all of the securities in the MSCI EAFE Index are included in its portfolio, and the Fund’s holdings may be underweight or overweight particular securities, sectors or industries within the MSCI EAFE Index. The subadviser may use derivatives in seeking to track the performance of the MSCI EAFE Index, including futures and total return swaps.
In the section of the Prospectus entitled “Fund Summary: International Socially Responsible Fund – Principal Risks of Investing in the Fund,” the risk factor entitled “Enhanced Index Strategy Risk” is deleted in its entirety and the following risk factors entitled “Failure to Match Index Performance Risk” and “Derivatives Risk” are added:
Failure to Match Index Performance Risk. The ability of the Fund to match the performance of the MSCI EAFE Index may be affected by, among other things, changes in securities markets, the manner in which performance of the MSCI EAFE Index is calculated, changes in the composition of the MSCI EAFE Index, the amount and timing of cash flows into and out of the Fund, commissions, portfolio expenses, and any differences in the pricing of securities by the Fund and the MSCI EAFE Index. When the Fund employs an “optimization” strategy, the Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Fund may perform differently than the MSCI EAFE Index.
Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.
In the subsection entitled “Performance Information,” the second paragraph is deleted in its entirety and replaced with the following:
BlackRock Investment Management, LLC (“BlackRock”) assumed sub‑advisory responsibilities on April 28, 2025. Prior to this time, the Fund was subadvised by SunAmerica Asset Management, LLC.
In the subsection entitled “Fund Summary: International Socially Responsible Fund – Investment Adviser,” the second paragraph is deleted in its entirety and replaced with the following:
The Fund is subadvised by BlackRock.
The subsection entitled “Fund Summary: International Socially Responsible Fund – Investment Adviser – Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Jennifer Hsui, CFA	2025
Managing Director and Portfolio Manager
Paul Whitehead	2025
Managing Director and Portfolio Manager
Peter Sietsema, CFA	2025
Director and Portfolio Manager
Matt Waldron, CFA	2025
Managing Director and Portfolio Manager
Steven White	2025
Director and Portfolio Manager
In the section entitled “Additional Information About The Funds’ Investment Objectives, Strategies And Risks,” the third and fourth paragraphs of the disclosure in the subsection entitled “International Socially Responsible Fund” are deleted in their entirety and replaced with the following:
The principal investment technique of the Fund is to approximate the capitalization weighted total rate of return of the MSCI EAFE Index (net) (the “MSCI EAFE Index”), however, the Fund shall exclude securities screened out to meet the social criteria established for the Fund.
The portfolio managers select securities from the MSCI EAFE Index (net) (the “MSCI EAFE Index”) that meet the Fund’s social criteria, and by employing a statistical technique known as “optimization.” Through this selection process, the portfolio managers seek to select a portfolio of securities that will approximate the capitalization weighted total rate of return of the MSCI EAFE Index while maintaining similar risk characteristics to the MSCI EAFE Index. The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the US and Canada. Because the Fund limits its selections to securities that meet its social criteria, not all of the securities in the MSCI EAFE Index are included in its portfolio, and the Fund’s holdings may be underweight or overweight particular securities, sectors or industries within the MSCI EAFE Index. The subadviser may use derivatives to track the performance of the MSCI EAFE Index, including futures and total return swaps.

In the subsection entitled “Management – Investment Subadvisers – SunAmerica Asset Management, LLC (“SunAmerica”),” all references to SunAmerica as subadviser to the Fund are deleted in their entirety.
The heading “International Socially Responsible Fund” and the following paragraphs are added to the subsection entitled “Management – Investment Subadvisers – BlackRock Investment Management, LLC (“BlackRock”)”:
The International Socially Responsible Fund is managed Jennifer Hsui, CFA, Paul Whitehead, Peter Sietsema, CFA, Matt Waldron, CFA, and Steven White.
Jennifer Hsui, CFA, Managing Director, is Global Head of Index Equity Investments within BlackRock Global Markets & Index Investments (“BGM”). She leads the team responsible for delivering investment quality across roughly $5 trillion of BlackRock’s equity index funds and ETFs. Jennifer is a member of the BlackRock Global Operating Committee. BlackRock Global Markets and Index Investments provides clients with superior market access and index investment outcomes. Our shared mission across these functions is to deliver investment, trading, financing and risk management excellence for clients every minute of every day, and to champion investor progress by relentlessly pursuing better ways for clients to access expanding investment opportunities. Ms. Hsui’s service with the firm dates back to 2006, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Prior to her current role, Ms. Hsui was CIO and co‑Head of Index Equity, with responsibility for setting direction, establishing policy, and guiding investment decisions across Index Equity products. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets. Ms. Hsui earned a BS degree in economics and biology from the University of California, Berkeley.
Paul Whitehead, Managing Director, is the Deputy Head of Index Equity Investments with responsibility for Global Index Asset Allocation, Transition Management (TRIM), and Americas Portfolio Management within BlackRock’s Global Markets & Index Investments (“BGM”). Mr. Whitehead’s service with the firm dates back to 1996, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Prior to assuming his current role, Mr. Whitehead was Global Head of Equity Trading, Global Head of Transition Management and Head of Americas Equity Trading. Previously, he managed the trading team responsible for all Institutional Index funds, Exchange Traded funds, and Transition Management mandates. Mr. Whitehead earned a BS degree in economics at the University of Colorado in 1993.
Peter Sietsema, CFA, Director and Senior Portfolio Manager within Blackrock’s Index Equity Team. Mr. Sietsema is the Head of North America Portfolio Management and leverages market expertise, a deep understanding of benchmark methodologies, and technology to consistently deliver precise investment performance. Mr. Sietsema’s service with the firm dates back to 2007, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was a portfolio manager within the US Index Portfolio Management group in San Francisco. Mr. Sietsema began his career as Senior Manager of Alternative Investments at State Street. Mr. Sietsema earned a BS degree in business administration from California State University, Sacramento, in 2001. He is a CFA charter holder and holds the FINRA Series 7 and 63 licenses.
Matt Waldron, CFA, Managing Director, is US Head of International Portfolio Management within BlackRock Global Markets & Index Investments (“BGM”). He is responsible for the overall management of ETFs, CTFs, and Institutional SMAs that are predominantly invested in developed and emerging markets. Mr. Waldron’s service with the firm dates back to 2003. Prior to his current role, Mr. Waldron was a portfolio manager in Blackrock’s Multi Asset Client Solutions Group(BMACS), where he was responsible for the management of asset allocation portfolios for Institutional and HNW clients. Prior to joining BlackRock in 2003, Mr. Waldron was a research analyst at Monarch Capital Holdings LLC., an event-driven, long-short hedge fund. Mr. Waldron earned a BA degree in finance from the University of Delaware.
Steven White, Director, is Co‑CIO for Index Equity Investments within BlackRock Global Markets & Index Investments (“BGM”) Steven co‑leads the CIO function, which is responsible for leading efforts to drive scale, quality and risk-managed investment outcomes for clients. Within the function he has direct responsibilities for investment risk and performance oversight across the global book as well as Index Equities Index Advocacy function which looks to enhance benchmark methodologies managed to by the team. Steven also oversees the Active Risk Index ETF PM team in the Americas and is a member of the Index Equity Leadership Team. Prior to his current role, Steven held multiple roles within BlackRock including sales, research, and portfolio management. Prior to BlackRock Steven worked at Bank of America Merrill Lynch for four years. He has a bachelor’s degree in Economics and MBA from San Diego State University.

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